                                                                    Exhibit 10.2

                           TOWNE FINANCIAL CORPORATION
                             1997 STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of the 1997 Stock Option Plan (the "Plan") is to provide opportunities to key management personnel and the Board of Directors of Towne Financial Corporation (the "Corporation") and its subsidiary to purchase common shares (the "Common Stock") of the Corporation, thereby encouraging them to acquire a proprietary and vested interest in the growth and performance of the Corporation, and, in general, to generate an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of shareholders. The Plan shall be subject to approval by a majority of the shareholders of the Corporation within twelve months of the date of adoption of the Plan by the Board of Directors of the Corporation. Each stock option granted under the Plan is intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Internal Revenue Code") except (i) to the extent that any such option would exceed the limitations set forth in Section 6 below; (ii) for options specifically designated at the time of grant as not being incentive stock options; and (iii) for options granted to directors who are not salaried employees of the Corporation or its subsidiary.

2.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Ohio.

         The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be a salaried employee of the Corporation or its subsidiary, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan as the Board shall determine, consistent with the Articles of Incorporation and the Code of Regulations of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Articles of Incorporation and the Code of Regulations, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

3.       ELIGIBILITY.

         Persons eligible to participate under the Plan (the "Participants") shall be limited to key management personnel and the Board of Directors of the Corporation and its subsidiary as designated by the Board.

         Nothing in the Plan or in any option granted thereunder shall confer any right on a Participant to continue in the employ of the Corporation or its subsidiary or shall interfere in any way with the right of the Corporation or its subsidiary, as the case may be, to terminate the Participant's employment at any time.

         A Participant's rights with respect to options granted under the Plan shall be subject to the approval of the Plan by the majority of the shareholders of the Corporation within twelve months of the adoption of the Plan by the Board.

4.       TYPES OF AWARDS.

         Awards under the Plan may be either incentive stock options (ISOs) within the meaning of Section 422A of the Internal Revenue Code, or non-statutory options under Section 83 of the Internal Revenue Code. No incentive stock options shall be granted under the Plan after ten years from the date the Plan is adopted by the Board or approved by the shareholders of the Corporation, whichever is earlier.

5.       SHARES SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 10 below, an aggregate of 20,000 shares of Common Stock of the Corporation shall be reserved and available for grant under the Plan. If an option ceases to be exercisable in whole or in part, the shares representing such option shall continue to be available under the Plan for purposes of granting options with respect thereto. In the future, if another company is acquired, any Common Stock covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company shall not be deemed issued under the Plan and shall not be subtracted from the shares of Common Stock available for grant under the Plan. The Common Stock deliverable under the Plan may consist in whole or in part of authorized and unissued shares or treasury shares.

6.       STOCK OPTIONS.

         All stock options granted under the Plan shall be subject to the following terms and conditions:

         (a) The Board may, subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, grant to any Participant options to purchase shares of Common Stock, which options may be ISOs or non-statutory options or both. The grant of an option shall be evidenced by a signed written agreement ("Stock Option Agreement") containing such terms and conditions as the Board may prescribe.

         (b) The purchase price per share of Common Stock of options granted under the Plan shall be determined by the Board but shall not be less than one hundred (100%) percent of the fair market value of the Common Stock on the date the option is granted, or not less than one hundred ten (110%) percent of the fair market value of the Common Stock if the employee owns in excess of ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or its subsidiary, as defined in Section 422A of the Internal Revenue Code ("a 10% Stockholder"). The fair market value of the Common Stock shall be determined in good faith by the Board. If as of the date the option is granted the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the mean "bid" and "asked" prices of the Common Stock. The Board shall determine the exercise price for non-statutory options.

         (c) Unless otherwise prescribed by the Board in the Stock Option Agreement, each option granted under the Plan shall be exercisable (i) as to not more than 20% of the total number of shares granted under the option, during the first year after the grant of the option; (ii) as to not more than 40%, during the first two years after the grant of the option; (iii) as to not more than 60%, during the first three years after the grant of the option; (iv) as to not more than 80%, during the first four years after the grant of the option; and
(v) the total number of shares not previously exercised, during the remaining term of the option. The right of cumulation shall exist in that, to the extent not previously exercised or terminated, option installments shall accumulate and be exercisable, in whole or in part, in any subsequent period, but no installment of the option shall be exercisable later than ten years from the date the option is granted. No option shall be exercisable after the expiration of ten (10) years from the date it is granted, except in the case of "a 10% Stockholder", in which case no option shall be exercisable after the expiration of five (5) years from the date it is granted.

         (d) The Board shall establish procedures governing the exercise of options and shall require that written notice of exercise be given and that the option price be paid in full in cash at the time of exercise. As soon as practicable after receipt of each notice and full payment, the Corporation shall deliver to the Participant a certificate or certificates representing the acquired Common Stock.

7.       COMPLIANCE WITH SECURITIES LAWS.

         At the time of exercise of any option, the Board may require the Participant to execute any document or take any action which may be then necessary to comply with the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Board may, if it deems necessary, include provisions in the Stock Option Agreement to assure such compliance. The Board may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Board in its judgment as necessary to assure compliance with said laws. Such changes may be made with respect to any particular option or stock issued upon exercise thereof.

8.       NONASSIGNABILITY OF AWARDS.

         No option granted under the Plan shall be assigned, transferred, pledged or otherwise encumbered by a Participant, otherwise than by will, by designation of a beneficiary after death or by the laws of descent and distribution. Each option shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian, legal representative or attorney-in-fact.

9.       CHANGE OF CONTROL.

         In order to maintain all of the Participants' rights in the event of a Change of Control, the Board, as constituted before such Change of Control, in its sole discretion, may, as to any outstanding option, either at the time an option is made or any time thereafter, take any one or more of the following actions: (a) provide for the acceleration of any time periods relating to the exercise of any such option so that such option may be exercised in full on or before a date fixed by the Board; (b) provide for the purchase of any such option by the Corporation for its fair market value; (c) make such adjustment to any such option then outstanding as the Board deems appropriate to reflect such Change of Control; or (d) cause any such option then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change of Control. The Board may, in its discretion, include such further provisions and limitations in any agreement documenting such options as it may deem equitable and in the best interests of the Corporation. A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Corporation; (ii) the Corporation shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Corporation as the same shall have existed immediately prior to such merger or consolidation; however, for purposes of this calculation voting securities of the Corporation held by affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation shall not be included in the aggregate shares owned by the "former shareholders of the Corporation"; (iii) the Corporation shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; (iv) a person within the meaning of Section 3(a)(9) or of Section 13(d)(3) of the Securities Exchange Act of 1934, shall acquire after the date this Plan is adopted 20% or more of the outstanding voting securities of the Corporation (whether directly, beneficially or of record), or a person, within the meaning of Section 3(a)(9) or Section 13(d)(3) of the Securities Exchange Act of 1934, controls in any manner the election of a majority of the directors of the Corporation; or (iv) within any period of two consecutive years after the effective date of the Plan, individuals who at the beginning of such period constitute the Corporation's Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) pursuant to the Securities Exchange Act of 1934.

10.      ADJUSTMENTS.

         (a) In the event of any change affecting the Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding options granted under the Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

         (b) The Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of the options in recognition of unusual or non-recurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry it into effect.

11.      WITHHOLDING.

         At the Board's discretion, the recipient of any option under the Plan may be required to pay to the Corporation, in cash, Common Stock or other property, or in a combination thereof, the amount of any taxes required to be withheld with respect to such option or, the Corporation shall have the right to retain from such option a sufficient number of shares of Common Stock to satisfy the applicable withholding tax obligation.

12.      AMENDMENT OF THE PLAN.

         The Plan may at any time or from time to time be terminated, modified or amended by the shareholders of the Corporation, or by the affirmative vote of a majority interest of the

Common Stock of the Corporation. The Board may amend, alter or discontinue the Plan or any portion thereof at any time the Plan in such respects as it shall deem advisable and to the extent permitted by the Internal Revenue Code and Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, provided that no amendment shall be made without shareholder approval which shall (a) increase the total number of shares reserved for issuance pursuant to the Plan; (b) change the class of eligible Participants; or
(c) materially increase the benefits under the Plan. No modification or amendment of the Plan shall adversely affect options granted to a participant which are exercisable at the time of the modification or amendment.

13.      INDEMNIFICATION OF BOARD.

         In addition to such other rights of indemnification as they may have as Directors or as members of the Board, the members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceedings, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after initiation of any such action, suit or proceeding the Board member shall in writing offer the Corporation the opportunity, at its own expense, to pursue and defend the same.